--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   The Germany
                                   Fund, Inc.

                                  Annual Report

                                December 31, 2000

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                                                     The Germany
                                                                      Fund, Inc.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                               February 12, 2001

Dear Shareholder,

For the year ended December 31, 2000, the net asset value per share of the Germany Fund declined 20.7% (adjusted for the $2.49 distribution paid during the year). The share price declined 21.1%. The Fund's benchmark, the DAX 30 Index declined 14.7% in US dollar terms during the same period. The Fund's underperformance was largely due to sector allocation. The Fund maintained its underweight in the utility sector, as well as its overweight in the telecommunications, media and technology stocks. The Fund's managers had a negative outlook for the utility sector due to both deregulation and the declines in wholesale electricity prices of nearly 40% over the past two years. However, ongoing cost cutting programs and the synergies of recent mergers lead to a considerable outperformance during the year. Technology and telecommunication stocks were hit hard last year due to profit warnings from some of the largest U.S. technology companies. Furthermore, there was evidence of a shift from growth stocks to more defensive stocks as the economic growth in the U.S. slowed. So far in 2001, utilities have underperformed the market considerably, while technology stocks as a whole have performed in line with the market.

The economic slowdown in the U.S. should underline the advantages of investing in Germany. While economic growth in the U.S. should only pick up again in the second half, Germany should enjoy steady economic growth of 2.8% for the year 2001, compared with 1.8% in the U.S. Our economic growth forecasts are based on our belief that the U.S. economic slowdown will only have a small effect on the economic growth of Germany and Europe as a whole. Furthermore, major tax cuts in Germany should enhance the already healthy domestic demand in Germany.

The Germany Fund continued its open-market purchases of its shares, buying 480,900 shares during the year. The Fund's discount to its net asset value averaged 8.1% during 2000, compared to 10.4% for 1999. At the time of this writing, the Fund's discount to its net asset value has declined to less than 7%.

                                        Sincerely,


/s/ Christian Strenger                  /s/ Paul W. Higgins

Christian Strenger                      Paul W. Higgins
Chairman                                President and
                                        Chief Executive Officer

--------------------------------------------------------------------------------
  For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit
                              www.germanyfund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ...........................................              $183,540,988
Shares Outstanding ...................................                16,849,276
NAV Per Share ........................................              $      10.89

TOTAL RETURNS:

Period                                                                    NAV
------                                                                    ---

1 year ended 12/31/00 ................................                  (20.66)%
3 years ended 12/31/00* ..............................                    4.74%
5 years ended 12/31/00* ..............................                   12.17%

*  Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 Record                                        Ordinary    LT Capital
  Date                                          Income        Gains        Total
 ------                                        --------    ----------      -----

11/20/00 ................................           --        $2.18        $2.18
9/1/00 ..................................        $0.19        $0.12        $0.31
11/19/99 ................................        $0.29        $0.90        $1.19
9/1/99 ..................................           --        $0.56        $0.56
11/16/98 ................................        $1.46        $1.76        $3.22
9/1/98 ..................................        $0.17        $0.45        $0.62
11/17/97 ................................        $0.62        $2.23        $2.85
9/3/97 ..................................        $$0.07       $0.24        $0.31
12/19/96 ................................        $0.34        $0.72        $1.06

OTHER INFORMATION:

NYSE Ticker Symbol .........................................                GER
NASDAQ Symbol ..............................................              XGERX
Dividend Reinvestment Plan .................................                Yes
Voluntary Cash Purchase Program ............................                Yes
Annual Expense Ratio .......................................               1.29%

PERFORMANCE
--------------------------------------------------------------------------------

    [The following information was represented as a bar chart in the printed material.]

                                                         Year ended   Year ended
                                                          12/31/00     12/31/99

NET ASSET VALUE                                           (20.66)%      18.08%
MARKET VALUE                                              (21.09)%      23.83%
DAX                                                       (14.67)%      19.98%

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2000 (as % of Portfolio)
--------------------------------------------------------------------------------

    [The following information was represented as a pie chart in the printed material.]

Airlines                                                                  (2.2%)
Automobiles                                                               (5.7%)
Banks                                                                    (11.8%)
Chemicals                                                                (10.8%)
Communications Equipment                                                  (2.2%)
Diversified Telecommunications Services                                  (14.4%)
Healthcare Providers & Services                                           (1.2%)
Hotels, Restaurants & Leisure                                             (0.9%)
Household Durables                                                        (3.1%)
Industrial Conglomerates                                                  (9.5%)
Insurance                                                                (18.4%)
Multi Utilities                                                           (4.6%)
Pharmaceuticals                                                           (4.9%)
Semiconductor Equipment & Products                                        (1.2%)
Software                                                                  (7.0%)
Wireless Telecommunications Services                                      (2.1%)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                          % of
                                                                       Portfolio
                                                                       ---------

 1. Deutsche Telekom                                                     12.54
 2. Allianz                                                              11.62
 3. Siemens                                                               9.53
 4. Bayer                                                                 8.56
 5. SAP                                                                   6.99
 6. Munchener Ruckversicherungs                                           5.02
 7. E.ON                                                                  4.57
 8. Schering                                                              3.98
 9. ABN AMRO Holdings                                                     3.80
10. Dresdner Bank                                                         3.60

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

      Question: The Fund's discount to net asset value has decreased considerably this year. Can you explain this recent development?

      Answer: The discount is primarily determined by the market and is therefore difficult to explain. However, we believe that three events may have a positive effect on the discount. First, the managers of the Fund have been actively buying shares of the Fund in the open market when warranted by the discount level. Second, we believe investors are diversifying globally due to the economic slowdown in the U.S. According to Morgan Stanley Dean Witter's Composite Valuation Indicator (averaging prospective 2000 and 2001 valuation ratios and expressing them as a standard deviation above or below their ten-year average), the U.S. equity market received a score of slightly below +1. A score outside the +1 to 1- is considered to be a significant deviation from its ten-year average. Germany, on the other hand, earned a score of -.4. This means the German equity market is trading at a discount to its ten-year average and makes it much more attractive than U.S. equities. Over time, we believe these countries that trade above their average will come down, while those that are below their average, will outperform.

      Question: What sectors do you see as the winners in 2001?

      Answer: With both the U.S. and U.K. shifting from a tight monetary policy to an easy monetary policy, the chance of an interest rate cut in Europe has increased. The strengthening Euro also makes it easier for the ECB to lower interest rates. In this type of environment, equities should perform very well. During the first quarter, we would expect defensive stocks to do well as market participants try to ascertain how much the U.S. is slowing. This is exactly what occurred in Germany in 1992, the last time the Bundesbank stopped increasing interest rates and starting lowering them. In the initial weeks after the first cut in rates, banks, insurers, pharmaceuticals and construction stocks outperformed other sectors. In the second quarter, as corporate earnings begin to pick up, we would expect there to be a shift from defensive stock to cyclicals stocks (e.g. steel and chemicals) and growth stocks. Assuming no major global event or crises, equity prices appear to be well supported by estimated earnings growth rates of 15% in 2001 and 22% in 2002 for the DAX 30 stocks.

      Hanspeter Ackermann, Chief Investment Officer of the Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

      Recent economic evidence suggests that the German economy is very healthy despite the apparent economic slowdown in the U.S. In December, German industrial production rose for a second straight month by a greater than expected .7%, and factory outputs increased by 5.5% from a year earlier. In addition, retail sales rose .5% in December from the previous month, and unlike the U.S., consumer confidence rose for the second straight month on the back of falling energy prices. The pump prices for one liter of gasoline fell 4.6% in December from the previous month. Going forward, the key forces driving economic growth will be the expected sharp pullback of oil prices and the strong fiscal stimulus from tax cuts in Germany. In addition, the tight monetary scenario that was in place last year is no longer warranted given the improved outlook for inflation. The slightly stronger CPI increase in the course of last year was due entirely to commodity prices. Based on the assumption that oil prices will stabilize at roughly $25 per barrel, the European Central Bank will be less hesitant to lower interest rates. The fact that the U.S. Federal Reserve and the Bank of England have both reduced short-term interest rates during the past month provides more room for the ECB to lower rates. Lower interest rates will provide further stimulus to the German economy.

      The outlook for the Euro is positive as well, and market sentiment clearly has changed. Last year the debate centered on how low the Euro would fall relative to the dollar. Today, the debate centers on how quickly it will reach parity with the dollar. Sentiment should continue to improve if the growth rate of corporate earnings continues to slow in the U.S. Compared to other global regions, U.S. stocks will look relatively more expensive. This should focus investor's attentions on areas that will have higher economic growth. As funds flow from the U.S. to Europe, the Euro should appreciate. Under this scenario, German equities look very attractive.

The Fund's Portfolio Strategy

      The Fund looks to maintain its overweight in the telecommunication sector. Last year European telecoms fell an average of 53% from their peak in March 2000. At current valuations, they exhibit characteristics of defensive growth, and we believe any concerns about pending IPOs debt refinancing are reflected in current prices. We look to increase further our weighting in the steel and chemical sector as we forecast positive earnings momentum from the expected economic recovery in the second half of 2001. The healthcare sector was the best performing sector worldwide in 2000, and most stocks have built up a valuation premium relative to the market. However, it is our view that this sector will deliver earnings growth well above the market over the coming years and will continue to demand a premium valuation.

THE BOARD OF DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

      Since inception, your Board of Directors has consisted largely of independent professionals having no business relationship with the Manager or Adviser. In fact all but three of the combined group of 16 Directors are classified as "disinterested". The three who are considered "interested" are so classified because of present or past business relationships with the Funds and the Deutsche Bank Group. They are not employees of the Funds' Manager or Adviser.

      There are several committees of the Board--including Audit, Advisory, Securities Lending and Pricing--that consist solely of outside Directors. These committees play an important role in overseeing the working of the Fund and its compliance with the various securities regulations.

      At the April 14, 2000 Board Meeting, the Directors adopted an Audit Committee charter in keeping with new rules of the Securities and Exchange Commission and the New York Stock Exchange.

      There are four regularly-scheduled Board Meetings each year. These meetings are combined for the three closed-end funds managed by the Deutsche Bank Group: Germany Fund, New Germany Fund and Central European Equity Fund. While each Fund's Board of Directors focuses on matters relating to its particular Fund, the effect of having combined Boards of Directors meetings expands the professional knowledge contributed at the meetings. In addition to the Board Meetings, there are combined committee meetings (primarily Audit and Advisory) during the year. For coordination, the Fund's Chairman is a member of the Nominating Committee. All committees of the Board otherwise consist exclusively of independent Directors (referred to as disinterested Directors by the SEC), who are free of conflicts that could affect their ability to focus exclusively on the interests of shareholders.

      The list of Directors of all three closed-end funds and their principal occupations is published each year in the proxy statements. We summarize this information on page 7.

                                [PHOTO OMITTED]

  Directors and Officers of the three Closed-End Funds, taken at the New York
         Stock Exchange after their Board Meetings on November 3, 2000

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

 Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie. (private bank)

 Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
   Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Karl Goeltz, former Vice Chairman and Chief Financial Officer,
   American Express Co.

*Dr. Franz-Wilhelm Hopp, Member of the Management Board, ERGO
   Versich-erungsgruppe AG (insurance)

*Mr. Ernst-Ulrich Matz, former Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
   Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

 Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
   Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr. Juergen Strube, Chairman of the Management Board, BASF AG (chemicals)

*Dr. Frank Tromel, former Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman, DIH-Deutsche Industrie Holding, former Chairman of the Board, Wella AG (hair care products)

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

*     indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Paul W. Higgins, President and Chief Executive Officer of the Closed-End
   Funds, Managing Director and Head of Private Banking Americas of Deutsche
   Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
   Managing Director of Deutsche Bank Securities Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
   Funds, Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Assistant Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
   International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
   GmbH

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

      Shares              Description                       Value
      ------              -----------                       -----

INVESTMENTS IN GERMAN
  SECURITIES--81.6% OF NET ASSETS

              COMMON STOCKS--73.1%

              AIRLINES--2.1%
     150,000  Lufthansa .............................   $  3,832,157
                                                        ------------
              AUTOMOBILES--5.5%
     105,260  DaimlerChrysler .......................      4,428,040
     108,000  Volkswagen ............................      5,669,080
                                                        ------------
                                                          10,097,120
                                                        ------------
              BANKS--6.7%
      90,000  Commerzbank ...........................      2,554,772
      18,500  Dexia .................................      3,316,177
     148,820  Dresdner Bank .........................      6,412,864
                                                        ------------
                                                          12,283,813
                                                        ------------
              CHEMICALS--10.5%
      90,000  BASF ..................................      4,058,317
     292,000  Bayer .................................     15,245,983
                                                        ------------
                                                          19,304,300
                                                        ------------
              DIVERSIFIED TELECOMMUNICATION
                  SERVICES--12.2%
     748,000  Deutsche Telekom ......................     22,346,852
                                                        ------------
              HEALTHCARE PROVIDERS &
                  SERVICES--1.2%
      27,000  Fresenius Medical Care ................      2,186,214
                                                        ------------
              INDUSTRIAL CONGLOMERATES-- 9.3%
     131,000  Siemens ...............................     16,977,597
                                                        ------------
              INSURANCE--16.1%
      55,500  Allianz ...............................     20,697,698
      25,300  Munchener Ruckversicherungs ...........      8,947,750
                                                        ------------
                                                          29,645,448
                                                        ------------
              MULTI UTILITIES--4.4%
     135,000  E.ON* .................................      8,141,764
                                                        ------------
              PHARMACEUTICAL--3.9%
     126,000  Schering ..............................      7,094,726
                                                        ------------
              SEMICONDUCTOR EQUIPMENT &
                  PRODUCTS--1.2%
      60,000  Infineon Technologies* ................      2,211,343
                                                        ------------
              Total Common Stocks
                (cost $99,585,691) ..................    134,121,334
                                                        ------------
              PREFERRED STOCKS--8.5%
              INSURANCE--1.7%
      29,000  Marschollek Laut & Partner ............      3,144,370
                                                        ------------
              SOFTWARE--6.8%
      88,800  SAP ...................................     12,463,040
                                                        ------------
              Total Preferred Stocks
                (cost $13,269,349) ..................     15,607,410
                                                        ------------
              Total Investments in
                German Securities
                (cost $112,855,040) .................    149,728,744
                                                        ------------

INVESTMENTS IN DUTCH
  COMMON STOCKS--6.6%

              BANKS--3.7%
     300,000  ABN AMRO Holdings .....................      6,762,466
                                                        ------------
              HOUSEHOLD DURABLES--2.9%
     150,000  PHILIPS ELECTRONICS ...................      5,447,387
                                                        ------------
              Total Investments in
                Dutch Common Stocks
                (cost $11,731,328) ..................     12,209,853
                                                        ------------

INVESTMENTS IN FRENCH
  COMMON STOCKS--4.2%

              BANKS--1.1%
      23,000  BNP Paribas ...........................      2,001,470
                                                        ------------
              COMMUNICATIONS EQUIPMENT--2.2%
      70,000  Alcatel ...............................      3,941,515
                                                        ------------
              PHARMACEUTICALS--0.9%
      19,500  Aventis ...............................      1,696,899
                                                        ------------
              Total Investments in
                French Common Stocks
                (cost $7,239,942) ...................      7,639,884
                                                        ------------

* Non-income producing securities
See Notes to Financial Statements.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 (continued)
--------------------------------------------------------------------------------

      Shares              Description                       Value
      ------              -----------                       -----

INVESTMENTS IN SPANISH
  COMMON STOCKS--2.7%

              DIVERSIFIED TELECOMMUNICATIONS
                SERVICES--1.8%
     200,000  Telefonica* ...........................   $  3,276,064
                                                        -------------
              HOTELS RESTAURANTS &
                LEISURE--0.9%
     220,000  Amadeus Global Travel* ................      1,617,556
                                                        -------------
              Total Investments in Spanish
                Common Stocks
                (cost $6,186,410) ...................      4,893,620
                                                        -------------

INVESTMENT IN UNITED KINGDOM
  COMMON STOCK--2.0%

              WIRELESS TELECOMMUNICATIONS
                SERVICES--2.0%
   1,013,289  Vodafone Group
                (cost $5,508,502) ...................       3,713,526
                                                        -------------
              Total Investments--97.1%
                (cost $143,521,222) .................     178,185,627
              Cash and other assets in
                excess of liabilities--2.9% .........       5,355,361
                                                        -------------
              NET ASSETS--100% ......................   $ 183,540,988
                                                        =============

*Non-income producing securities.
See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                                        STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $143,521,222) ...................     $ 178,185,627
Cash and foreign currency
    (cost $4,456,377) .......................................         4,458,901
Receivable for securities sold ..............................           892,213
Foreign withholding tax refund receivable ...................           146,069
Dividend receivable .........................................            10,407
Interest receivable .........................................            55,105
                                                                  -------------
    Total assets ............................................       183,748,322
                                                                  -------------

LIABILITIES

Management fee payable ......................................            87,390
Investment advisory fee payable .............................            46,304
Accrued expenses and accounts payable .......................            73,640
                                                                  -------------
    Total liabilities .......................................           207,334
                                                                  -------------
NET ASSETS ..................................................     $ 183,540,988
                                                                  =============
Net assets consist of:
Paid-in capital, $.001 par
    (Authorized 80,000,000 shares) ..........................     $ 162,574,564
Distribution in excess of net realized gain on
    investments and foreign currency
    transactions ............................................       (13,703,554)
Net unrealized appreciation of investments
    and foreign currency ....................................        34,669,978
                                                                  -------------
Net assets ..................................................     $ 183,540,988
                                                                  =============

Net asset value per share
    ($183,540,988 / 16,849,276 shares of
    common stock issued and outstanding) ....................     $       10.89
                                                                  =============

                                                                   For the year
                                                                      ended
                                                                   December 31,
                                                                       2000
                                                                   ------------

NET INVESTMENT LOSS

Income
    Dividends (net of foreign withholding
       taxes of $252,856) ....................................     $  2,097,633
    Interest .................................................          113,389
    Securities lending, net ..................................          253,125
                                                                   ------------
Total income .................................................        2,464,147
                                                                   ------------
Expenses
    Management fee ...........................................        1,290,567
    Investment advisory fee ..................................          664,347
    Reports to shareholders ..................................          288,266
    Custodian and Transfer Agent's
       fees and expenses .....................................          202,133
    Directors' fees and expenses .............................          151,767
    Legal fee ................................................           76,275
    Audit fee ................................................           55,500
    NYSE listing fee .........................................           24,260
    Miscellaneous ............................................          118,720
                                                                   ------------
    Total expenses before custody credits* ...................        2,871,835
    Less: custody credits ....................................          (27,299)
                                                                   ------------
    Net expenses .............................................        2,844,536
                                                                   ------------
Net investment loss ..........................................         (380,389)
                                                                   ------------

REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS

Net realized gain on:
    Investments ..............................................       18,679,369
    Foreign currency transactions ............................          127,491
Net change in unrealized appreciation/depreciation on:
    Investments ..............................................      (66,960,776)
    Translation of other assets and
         liabilities from foreign currency ...................           20,465
                                                                   ------------
Net loss on investments and
    foreign currency transactions ............................      (48,133,451)
                                                                   ------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ................................     $(48,513,840)
                                                                   ============

* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    For the            For the
                                                                                   year ended         year ended
                                                                                December 31, 2000  December 31, 1999
                                                                                -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS

Operations
    Net investment income (loss) ............................................     $    (380,389)     $     870,028
    Net realized gain (loss) on:
       Investments ..........................................................        18,679,369         20,167,335
       Foreign currency transactions ........................................           127,491           (367,645)
Net change in unrealized appreciation/depreciation on:
       Investments ..........................................................       (66,960,776)        17,639,101
       Translation of other assets and liabilities from foreign currency ....            20,465            (14,674)
                                                                                  -------------      -------------
    Net increase (decrease) in net assets resulting from operations .........       (48,513,840)        38,294,145
                                                                                  -------------      -------------
Distributions to shareholders from:
    Net investment income ...................................................                --           (546,557)
    Net realized short term capital gains* ..................................        (2,782,079)        (3,530,855)
    Net realized long term capital gains ....................................       (33,332,369)       (20,446,494)
                                                                                  -------------      -------------
                                                                                    (36,114,448)       (24,523,906)
                                                                                  -------------      -------------
Capital share transactions:
    Net proceeds from reinvestment of dividends
       (2,585,973 and 1,252,699 shares, respectively) .......................        25,668,742         16,568,036
    Cost of shares repurchased (480,900 and 1,003,800 shares, respectively) .        (7,095,475)       (13,697,631)
                                                                                  -------------      -------------
    Net increase in net assets from capital share transactions ..............        18,573,267          2,870,405
                                                                                  -------------      -------------
Total increase (decrease) in net assets .....................................       (66,055,021)        16,640,644

NET ASSETS
Beginning of year ...........................................................       249,596,009        232,955,365
                                                                                  -------------      -------------
End of year (including undistributed net investment income of
    $0 as of December 31, 2000 and 1999) ....................................     $ 183,540,988      $ 249,596,009
                                                                                  =============      =============

----------
*Characterized as ordinary income for tax purposes.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--December 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and dissolved the charter of incorporation in Delaware, and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in an unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--December 31, 2000 (continued)
--------------------------------------------------------------------------------

During the year ended December 31, 2000, the Fund reclassified permanent book and tax differences as follows:

                                                                       Increase
                                                                      (decrease)
                                                                      ----------
Undistributed net investment income ............................      $ 380,389
Undistributed net realized gain on investments
    and foreign currency transactions ..........................        123,814
Paid-in capital ................................................       (504,203)

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders, and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2000, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $573,347 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 were $299,461,731 and $317,952,460, respectively.

The cost of investments at December 31, 2000 was $143,864,177 for United States Federal income tax purposes. Accordingly, as of December 31, 2000, net unrealized appreciation of investments aggregated $34,321,450, of which $43,091,595 and $8,770,145 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 2000 to December 31, 2000, the Fund incurred capital losses of $13,696,733. This loss was deferred for federal income tax purposes to January 1, 2001.

NOTE 5. PORTFOLIO SECURITIES LOANED

No securities were on loan at December 31, 2000. For the year ended December 31, 2000, the Fund earned $253,125 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL

During the years ended December 31, 2000 and 1999, the Fund purchased 480,900 and 1,003,800 of its shares of common stock on the open market at a total cost of $7,095,475 and $13,697,631, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 10.6% and 11.3%, respectively.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                              For the year ended December 31,

Per share operating performance:                            2000            1999            1998           1997             1996
                                                         ---------       ---------       ---------       ---------       ---------
Net asset value:
Beginning of year ..................................     $   16.93       $   16.07       $   16.23       $   15.76       $   13.52
                                                         ---------       ---------       ---------       ---------       ---------
Net investment income (loss) .......................          (.02)            .06             .23             .09             .08
Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ..         (3.48)           2.57            3.41            3.50            3.34
                                                         ---------       ---------       ---------       ---------       ---------
Increase (decrease) from investment operations .....         (3.50)           2.63            3.64            3.59            3.42
                                                         ---------       ---------       ---------       ---------       ---------
Increase resulting from share repurchases ..........           .05             .12             .54             .19             .10
                                                         ---------       ---------       ---------       ---------       ---------
Distributions from net investment income ...........            --            (.04)           (.23)             --              --
Distributions from net realized
    foreign currency gains+ ........................            --              --            (.06)             --              --
Distributions from net realized
    short-term capital gains+ ......................          (.19)           (.25)          (1.35)           (.69)           (.34)
Distributions from net realized
    long-term capital gains ........................         (2.30)          (1.46)          (2.20)          (2.47)           (.85)
                                                         ---------       ---------       ---------       ---------       ---------
Total distributions ................................         (2.49)          (1.75)          (3.84)          (3.16)          (1.19)
                                                         ---------       ---------       ---------       ---------       ---------
Dilution in NAV from dividend reinvestment .........          (.10)           (.14)           (.50)           (.15)           (.09)
                                                         ---------       ---------       ---------       ---------       ---------
Net asset value:
    End of year ....................................     $   10.89       $   16.93       $   16.07       $   16.23       $   15.76
                                                         =========       =========       =========       =========       =========
Market value:
    End of year ....................................     $    9.50       $  15.125       $  13.875       $   14.25       $  12.625
Total investment return for the year:++
    Based upon market value ........................        (21.09)%         23.83%          23.45%           38.3%          21.55%
    Based upon net asset value .....................        (20.66)%         18.08%          22.66%          23.16%          25.47%
Ratio to average net assets:
    Total expenses before custody credits* .........          1.29%           1.26%           1.16%           1.19%           1.26%
    Net investment income (loss) ...................          (.17)%           .40%           1.20%            .49%            .56%
Portfolio turnover .................................        137.70%          71.52%          80.93%           81.2%           55.4%
Net assets at end of year (000's omitted) ..........     $ 183,541       $ 249,596       $ 232,955       $ 228,175       $ 223,800

----------
+     Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
* The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.27%, 1.25% and 1.15% for 2000, 1999 and 1998, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Germany Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Germany Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 8, 2001

2000 U.S. TAX INFORMATION
(Unaudited)
--------------------------------------------------------------------------------

      The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amout of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 2000 is $373,735. The foreign source income for information reporting purposes is $0. The Fund made capital gain distributions of $33,332,369 during the year.

      This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2000.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)
--------------------------------------------------------------------------------

      The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

      Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

      Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

      For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

      The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)--Continued
--------------------------------------------------------------------------------

      The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

      Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjust-ment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

      The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

 EXECUTIVE OFFICES

       31 West 52nd Street, New York, NY 10019

       (For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

 MANAGER

       Deutsche Bank Securities Inc.

 INVESTMENT ADVISER

       Deutsche Asset Management International GmbH

 CUSTODIAN AND TRANSFER AGENT

       Investors Bank & Trust Company

 LEGAL COUNSEL

       Sullivan & Cromwell

 INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP

 DIRECTORS AND OFFICERS

 CHRISTIAN STRENGER
 Chairman and Director

 DETLEF BIERBAUM
 Director

 JOHN A. BULT
 Director

+RICHARD R. BURT
 Director

+EDWARD C. SCHMULTS
 Director

+HANS G. STORR
 Director

 DR. JUERGEN F. STRUBE
 Director

+ROBERT H. WADSWORTH
 Director

+WERNER WALBROEL
 Director

 OTTO WOLFF Von AMERONGEN
 Director

 PAUL W. HIGGINS
 President and Chief Executive Officer

 HANSPETER ACKERMANN
 Chief Investment Officer

 ROBERT R. GAMBEE
 Chief Operating Officer and Secretary

 JOSEPH M. CHEUNG
 Chief Financial Officer and Treasurer

+Member of the Audit Committee

All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the German tax reform and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.
--------------------------------------------------------------------------------

                           ---------------------------
                                       GER
                                     Listed
                                     [LOGO]
                           THE NEW YORK STOCK EXCHANGE
                           ---------------------------

                 Copies of this report and other information are
                       available at: www.germanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, the world's largest bank.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in the Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.germanyfund.com.

--------------------------------------------------------------------------------
There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o     Central European Equity Fund--investing primarily in Central and Eastern
        Europe.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
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